                                                                   EXHIBIT 10(F)



                             BANK ONE CORPORATION


                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN





                        Effective as of January 1, 1998
                   in accordance with the Policy Guidelines
              adopted by the Board of Directors on July 21, 1998

                               TABLE OF CONTENTS

ARTICLE I                .................................................................................    2
DEFINITIONS              .................................................................................    2

     Section 1.1 -       Actuarial Equivalent.............................................................    2
     Section 1.2 -       Appendix A Benefit...............................................................    2
     Section 1.3 -       Basic Retirement Plan............................................................    2
     Section 1.4 -       Benefit Commencement Date........................................................    2
     Section 1.5 -       Benefit Service..................................................................    2
     Section 1.6 -       Board............................................................................    2
     Section 1.7 -       Change of Control................................................................    3
     Section 1.8 -       Compensation.....................................................................    4
     Section 1.9 -       Code.............................................................................    5
     Section 1.10 -      Corporation......................................................................    5
     Section 1.11 -      Final Average Compensation.......................................................    5
     Section 1.12 -      Grandfathered Participant........................................................    5
     Section 1.13 -      Normal Retirement Date...........................................................    5
     Section 1.14 -      Participant......................................................................    5
     Section 1.15 -      Plan Administrator...............................................................    5
     Section 1.16 -      Points Eligible Participant......................................................    5
     Section 1.17 -      Prior Qualified Plan.............................................................    5
     Section 1.18 -      Related Corporation..............................................................    5
     Section 1.19 -      Single Life Annuity..............................................................    6
     Section 1.20 -      Supplemental Plan................................................................    6
     Section 1.21 -      Supplemental Plan Offset.........................................................    6
     Section 1.22 -      Supplemental Retirement Benefit..................................................    6
     Section 1.23 -      Supplemental Surviving Spouse Benefit............................................    6
     Section 1.24 -      Surviving Spouse.................................................................    6

ARTICLE II               .................................................................................    7
SUPPLEMENTAL RETIREMENT BENEFITS..........................................................................    7

     Section 2.1 -       Eligibility......................................................................    7
     Section 2.2 -       Incorporation of the Basic Retirement Plan.......................................    7
     Section 2.3 -       Unreduced Supplemental Benefit...................................................    7
     Section 2.4 -       Reduced Supplemental Benefit.....................................................    8
     Section 2.5 -       Vesting..........................................................................    8
     Section 2.6 -       Form of Distribution.............................................................    8
     Section 2.7 -       Commencement of Benefit..........................................................    8

ARTICLE III              .................................................................................    9
SUPPLEMENTAL SURVIVING SPOUSE BENEFIT.....................................................................    9

     Section 3.1 -       Eligibility for Supplemental Surviving Spouse Benefit............................    9
     Section 3.2 -       Determination of the Benefit.....................................................    9
     Section 3.3 -       Form and Commencement of Benefit.................................................    9
     Section 3.4 -       Rights to Benefits...............................................................    9

ARTICLE IV.................................................................................................  10
ADMINISTRATION.............................................................................................  10

     Section 4.1 -       Administration Powers and Details.................................................  10
     Section 4.2 -       Records...........................................................................  10
     Section 4.3 -       Determinations....................................................................  10
     Section 4.4 -       Claims Procedure..................................................................  11
     Section 4.5 -       Appeal and Review Procedure.......................................................  11
     Section 4.6 -       Facility of Payment...............................................................  11
     Section 4.7 -       Acceleration of Benefits Payments.................................................  11
     Section 4.8 -       Action by the Corporation.........................................................  12
     Section 4.9 -       Exemption from Liability/Indemnification..........................................  12
     Section 4.10 -      Non-assignability.................................................................  12

ARTICLE V..................................................................................................  13
AMENDMENT OR TERMINATION...................................................................................  13

     Section 5.1 -       Amendment and Termination.........................................................  13
     Section 5.2 -       Change of Control.................................................................  13

ARTICLE VI.................................................................................................  14
GENERAL PROVISIONS.........................................................................................  14

     Section 6.1 -       Rights to Benefits................................................................  14
     Section 6.2 -       Offsets to Benefits...............................................................  14
     Section 6.3 -       Forfeiture of Benefits............................................................  14
     Section 6.4 -       Forfeiture for Cause..............................................................  14
     Section 6.5 -       Limitations on Liability..........................................................  15
     Section 6.6 -       Unclaimed Benefit.................................................................  15
     Section 6.7 -       ERISA Status......................................................................  15
     Section 6.8 -       Construction......................................................................  15
     Section 6.9 -       Controlling Law...................................................................  15
     Section 6.10 -      Effect of Invalidity of Provision.................................................  15
     Section 6.11 -      Continued Employment..............................................................  16
     Section 6.12 -      Status of Supplemental Plan.......................................................  16
     Section 6.13 -      Payments and Expenses.............................................................  16

APPENDIX A.................................................................................................  17
MINIMUM BENEFIT APPLICABLE TO GRANDFATHERED PARTICIPANTS

                             BANK ONE CORPORATION
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


PURPOSE
-------

The purpose of the BANK ONE CORPORATION Supplemental Executive Retirement Plan (the "Supplemental Plan"), as adopted by the Board of Directors of BANK ONE CORPORATION and as hereby expressed, is to recognize the value to BANK ONE CORPORATION and Related Corporations of the past and present services of select executive management personnel, to encourage their continued service to the Corporation, and to be able to attract and retain superior executive management personnel by making more adequate provision for their retirement security than the BANK ONE CORPORATION Cash Balance Pension Plan (the "Basic Retirement Plan") provides.

The Supplemental Plan is an unfunded, supplemental deferred compensation plan structured to benefit Participants in a manner which provides incentive to improve the profitability, competitiveness and growth of the Corporation.

From January 1, 1998 to October 1, 1998, the sponsor of this Supplemental Plan was the Banc One Corporation. Effective October 2, 1998, BANC ONE CORPORATION and First Chicago NBD Corporation were merged into BANK ONE CORPORATION, a bank holding corporation, incorporated in the State of Delaware. Effective October 2, 1998, BANK ONE CORPORATION assumed sponsorship of the Supplemental Plan.

EFFECTIVE DATE
--------------

The effective date of this amended and restated Supplemental Plan is January 1, 1998.

                                   ARTICLE I

                                  DEFINITIONS

For the purpose of the Supplemental Plan, the following terms shall have the meanings hereinafter set forth unless the context clearly indicates otherwise:

SECTION 1.1 - ACTUARIAL EQUIVALENT
----------------------------------

"Actuarial Equivalent" means, with respect to any specified form of benefit, a benefit commencing at a different date and/or payable in a different form than the specified benefit, but which has the same actuarial value as the specified benefit, on the basis of the 1983 Group Annuity Mortality Table (with a 50%150% weighting of male/female mortality rates, without projection) and an interest rate equal to the annual rate of interest on 30-year Treasury Constant Maturities as reported in the Federal Reserve Bulletin for the second calendar month preceding the calendar quarter in which the determination is being made.

SECTION 1.2 - APPENDIX A BENEFIT
--------------------------------

"Appendix A Benefit" means, with respect to a Grandfathered Participant, the benefit determined under Appendix A hereof

SECTION 1.3 - BASIC RETIREMENT PLAN
-----------------------------------

"Basic Retirement Plan" means the BANK ONE CORPORATION Cash Balance Pension Plan, an amendment and restatement, effective as of January 1, 1998, of the qualified defined benefit plan first adopted by the Corporation effective January 1, 1947, as amended thereafter and as hereafter amended from time to time, or any successor thereto.

SECTION 1.4 - BENEFIT COMMENCEMENT DATE
---------------------------------------

"Benefit Commencement Date" means the date as of which a Participant shall receive (or begin to receive) benefit payments under this Supplemental Plan and shall be:

      (a) the first day of the second month following the Participant's termination of employment, or such later date as the Supplemental Retirement Benefit can be determined; or

      (b) such date, subsequent to the date in paragraph (a) above, which the Participant may request in a writing submitted to the Plan Administrator; provided, however, that such requested date shall be effective only if the request is received by the Plan Administrator at least six (6) months prior to the Participant's effective date of retirement.

SECTION 1.5 - BENEFIT SERVICE
-----------------------------

"Benefit Service" for benefit accrual shall mean the same as defined in Article I of the Basic Retirement Plan.

SECTION 1.6 - BOARD
-------------------

"Board" means the Board of Directors of the BANK ONE CORPORATION, or such other committee appointed by the Board which shall have the authority of said Board with respect to this Plan.

SECTION 1.7 - CHANGE OF CONTROL
-------------------------------

A "Change of Control" of the Corporation shall be deemed to have occurred upon the happening of any of the following events:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (I) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (II) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"), provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (I) any acquisition directly from the Corporation, (II) any acquisition by the Corporation, (III) any acquisition by any corporation controlled by the Corporation or (IV) any acquisition by any corporation pursuant to the a transaction which complies with clauses (I), (II) and (III) of this Section 1.7(a); or

     (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless, following such Business Combination, (I) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the ten outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or though one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation voting securities, as the case may be (II) no Person (excluding any corporation resulting from such Business combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination beneficially owns, directly or indirectly, 20% or more of, the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (III) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent board at the time of the execution of the initial agreement or of the action of the Board, providing for such Business Combination; or

     (d) Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

SECTION 1.8 - COMPENSATION
--------------------------

Except as provided in paragraph (d) below, "Compensation" means the remuneration determined under paragraphs (a), (b) and (c) below:


     (a) For periods beginning on and after January 1, 1998, an employee's basic salary or wage paid by the Corporation, plus overtime, commissions, shift and other differential pay, performance-related bonuses, compensation received as a result of periodic special incentive programs and any salary deferral amounts under any Code
          Section 401(k) or 125 plans of the Corporation. Compensation shall also include 100% of any base salary deferral amounts made by an employee under the BANK ONE CORPORATION 401(k) Restoration Plan, or the Amended and Restated BANK ONE CORPORATION Compensation Deferral Plan and 100% of bonus deferral amounts under the BANK ONE CORPORATION 401(k) Restoration Plan or the Amended and Restated BANK ONE CORPORATION Compensation Deferral Plan. Compensation shall also include 100% of any salary and/or bonus exchanged by an employee for options under the BANK ONE CORPORATION Investment Option. Compensation shall not include (i) grants, awards or benefits received under or attributable to incentive plans such as stock options, stock appreciation rights, stock awards, or performance shares; (ii) life insurance, club memberships,. or other benefits which are provided by the Corporation to the employee and which, f6r purposes of income or Social Security taxes, constitute imputed income to the employee;
          (iii) earnings paid after an employee's termination of employment with the Corporation (iv) payments made as reimbursement such as employment bonuses and non-cash prizes; and retention bonuses and (iv) any payments made pursuant to a change of control agreement.


     (b) For periods prior to January 1, 1998, an employee's basic salary or wage paid by the Corporation plus fifty percent (50%) of overtime, commissions, shift and other differential pay, accrued bonuses, compensation received as a result of periodic special incentive programs and any salary deferral amounts under any Code Section 401(k) or 125 plans of the Corporation. Compensation shall also include 100% of any base salary deferral amounts made by an employee under the BANK ONE CORPORATION 401(k) Restoration Plan or the BANK ONE CORPORATION Compensation Deferral Plan and 50% of bonus deferral amounts under the BANK ONE CORPORATION Compensation Deferral Plan. Compensation shall not include (i) grants, awards or benefits received under or attributable to incentive plans such as stock options, stock appreciation rights, stock awards, or performance shares; (ii) life insurance, club memberships, or other benefits which are provided by the Corporation to the employee and which, for purposes of income or Social Security taxes, constitute imputed income to the employee.

     (c) For periods before and after January 1, 1998 and with respect to an employee who transferred directly into the employ of the Corporation or a Related Corporation from a Related Corporation, applicable earnings for services rendered to the Related Corporation shall be treated as Compensation from the Corporation hereunder.

SECTION 1.9 - CODE
------------------

"Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations relating thereto.

SECTION 1.10 - CORPORATION
--------------------------

"Corporation" means BANC ONE CORPORATION, including all of its Related Corporations and, to the extent provided in Section 5.2 hereof, any successor corporation or other entity resulting from a merger or consolidation into or with the Corporation or a transfer or sale of substantially all of the assets of the Corporation. Effective October 2, 1998, "Corporation" means BANK ONE CORPORATION, a Delaware corporation, a successor to BANC ONE CORPORATION, including all of its Related Corporations.

SECTION 1.11 - FINAL AVERAGE COMPENSATION
-----------------------------------------

One-twelfth (1/12) of the average of the highest consecutive five (5) years' annual Compensation of the last ten (10) calendar years worked immediately preceding the Participant's retirement or termination of employment, whichever first occurs. For a Participant who incurs an Approved Absence or who is rehired after a Break in Service with his Pre-break Service restored, the Plan Years prior to and following his Approved Absence or Break in Service shall be, considered consecutive Plan Years even though they were not contiguous.

SECTION 1.12 - GRANDFATHERED PARTICIPANT
----------------------------------------

"Grandfathered Participant" means a Participant who is in active service with the Corporation on January 1, 1998.

SECTION 1.13 - NORMAL RETIREMENT DATE
-------------------------------------

"Normal Retirement Date" means the first day of the month next following the Participant's sixty-fifth (65th) birthday.

SECTION 1.14 - PARTICIPANT
--------------------------

"Participant" means a salaried employee of the Corporation who: (a) is in a select group of management or highly compensated employees; (b) is a participant under the Basic Retirement Plan; and (c) is nominated for participation by the Chairman of the Board or the Chief Executive Officer of the Corporation and such nomination is approved in writing by the Board. Participation shall be
                          -------
effective as of the date so stated in the Board's written approval.

SECTION 1.15 - PLAN ADMINISTRATOR
---------------------------------

BANK ONE CORPORATION or such individual(s) or entity appointed Plan Administrator in accordance with Section 4.1.

SECTION 1.16 - POINTS ELIGIBLE PARTICIPANT
------------------------------------------

"Points Eligible Participant" means a Participant who was in active service with the Corporation on January 1, 1997 and whose base salary, as of such date, equaled or exceeded $250,000.

SECTION 1.17 - PRIOR QUALIFIED PLAN
-----------------------------------

"Prior Qualified Plan" means the BANC ONE CORPORATION Retirement Plan as amended and in effect as of December 31, 1997.

SECTION 1.18 -RELATED CORPORATION
---------------------------------

A subsidiary or any entity which is a member of a common controlled group with BANK ONE CORPORATION pursuant to Code Sections 414(b), (c), (m), or (o).

SECTION 1.19 - SINGLE LIFE ANNUITY
----------------------------------

"Single Life Annuity" means a form of distribution which is a level monthly amount paid for the lifetime of the Participant (or, if applicable under Article III, for the lifetime of a Surviving Spouse) with no survivor benefits.

SECTION 1.20 - SUPPLEMENTAL PLAN
--------------------------------

"Supplemental Plan" means the BANK ONE CORPORATION Supplemental Executive Retirement Plan as described herein, including my appendices and amendments hereto.

SECTION 1.2. - SUPPLEMENTAL PLAN OFFSET
---------------------------------------

"Supplemental Plan Offset" means:

     (a) the Accrued Benefit earned by the Participant under the Basic Retirement Plan as of the date of is termination of employment with the Corporation, expressed as a Single Life Annuity payable at Normal Retirement Date;

     (b) the estimated federal Social Security old age retirement benefit to which the Participant would be entitled under the federal Social Security laws upon proper application therefor as of the Participant's age sixty-five (65), with reduction for earlier commencement in accordance with federal Social Security laws; provided, however that with respect to a Participant who terminates employment with the Corporation prior to the attainment of age sixty-five (65), such estimated benefit shall be determined by assuming the Participant has zero future earnings through his attainment of age sixty-five (65).

     (c) Any vested benefit earned by the Participant under the Cash Balance Restoration Plan, expressed as a Single Life Annuity payable at Normal Retirement Date.

     (d) Any vested benefit earned by a Participant under the plan of an employer other than Corporation, to the extent the period over which such benefit was earned is counted as benefit credit in determining benefits under the BANK ONE CORPORATION Cash Balance Restoration Plan or the Supplemental Plan.

Notwithstanding any provision of this Supplemental Plan to the contrary, a Participant's Supplemental Plan offset may increase following the Participant's termination of employment with the Corporation due to increases in the amount payable under paragraph (a) above (for reasons including, without limitation, increases in the maximum benefit which may be paid to the Participant from the Basic Retirement Plan).

SECTION 1.22 - SUPPLEMENTAL RETIREMENT BENEFIT
----------------------------------------------

"Supplemental Retirement Benefit" means that benefit, if any, payable to a Participant pursuant to this Supplemental Plan by reason of his termination of employment with the Corporation.

SECTION 1.23 - SUPPLEMENTAL SURVIVING SPOUSE BENEFIT
----------------------------------------------------

"Supplemental Surviving Spouse Benefit" means the benefit, if any, payable to a Surviving Spouse pursuant to this Supplemental Plan by reason of the death of a Participant while actively employed by the Corporation.

SECTION 1.24 - SURVIVING SPOUSE
-------------------------------

"Surviving Spouse" means a person who is married to a Participant as of the date of the Participant's death.

                                  ARTICLE II

                       SUPPLEMENTAL RETIREMENT BENEFITS


SECTION 2.1 - ELIGIBILITY
-------------------------

To receive a benefit under this Supplemental Plan, a Participant must qualify for a benefit under the Basic Retirement Plan and must satisfy the criteria under (a), (b) or (c) below:

     (a) the Participant has attained the age of sixty-five (65) years while in active service with the Corporation, has completed ten (10) or more years of Benefit Service and has terminated his employment relationship with the Corporation;

     (b) the Participant is a Points Eligible Participant who has attained the age of fifty-five (55) years while in active service with the Corporation, has terminated his employment relationship with the Corporation at a time at which the sum of his whole age plus years of Benefit Service with the Corporation equal or exceed eighty-five (85) and has executed one or more agreements with the Corporation which condition payment of the Supplemental Plan Benefit on the Participant's compliance with non-competition provisions set forth in said agreement(s); or;

     (b) The Participant has attained the age of fifty-five (55) years while in active service with the Corporation, has completed ten (10) or more years of Benefit Service and has terminated his employment relationship with the Corporation.

In no event shall an employee who is not entitled to benefits under the Basic Retirement Plan be eligible for a benefit under this Supplemental Plan. In addition, the provisions of Sections 6.3 and 6.4 hereof may provide for a forfeiture of some or all of the interest earned by a Participant under this Supplemental Plan.

SECTION 2.2 - INCORPORATION OF THE BASIC RETIREMENT PLAN
--------------------------------------------------------

The Basic Retirement Plan, with any amendments thereto in effect, shall be attached hereto and is hereby incorporated by reference into and shall be a part of this Supplemental Plan as if set forth herein. Any amendment made to the Basic Retirement Plan shall also be incorporated by reference into and form a part of the Supplemental Plan, effective as of the effective date of such amendment. The Basic Retirement Plan, whenever referred to in this Supplemental Plan, shall mean the Basic Retirement Plan as it exists on the date any determination is made of benefits payable under this Supplemental Plan. All terms used herein shall have the meanings assigned to them under the provisions of the Basic Retirement Plan unless otherwise qualified by this Supplemental Plan.

SECTION 2.3 - UNREDUCED SUPPLEMENTAL BENEFIT
--------------------------------------------

A Participant who has met the eligibility requirements of Section 2.1 (a) or 2.1
(b) above shall be entitled to receive a Supplemental Retirement Benefit, expressed as Single Life Annuity payable monthly on and after the Benefit Commencement Date, in an amount equal to the greater of (a) or (b), as follows, where:

     (a)  equals the product of (i) and (ii) minus (iii);

          (i) two percent (2.0%) multiplied by the Participant's Final Average Compensation; the lesser of thirty (30) or the Participant's years of Benefit Service as of
          (ii)   the date of determination; and
          (iii)  the Participant's Supplemental Plan Offset; and

     (b) equals, for a Grandfathered Participant, such Participant's Appendix A Benefit. In no event shall a Participant who is not a Grandfathered Participant be entitled to an Appendix A Benefit.

SECTION 2.4 - REDUCED SUPPLEMENTAL BENEFIT
------------------------------------------

A Participant who has met the eligibility requirements of Section 2.1(c) above (and who has not otherwise met the requirements of Section 2.1(a) or 2.1(b) above) shall be entitled to receive a Supplemental Retirement Benefit, expressed as a Single Life Annuity payable monthly on and after the Benefit Commencement Date, in an amount equal to the Supplemental Benefit earned by the Participant, and determined under Section 2.3 hereof, as of his termination of employment with the Corporation, reduced by five-ninths of one percent (5/9%) for each of the first sixty (60) calendar months, if any, by which the Participant's Benefit Commencement Date precedes the Participant's Normal Retirement Date, and by five-eighteenths of one percent (5/18%) for each such calendar month in excess of sixty (60) by which the Participant's Benefit Commencement Date precedes his Normal Retirement Date.

SECTION 2.5 - VESTING
---------------------

In the event that Participant remains an employee of the Corporation after have attained the age of fifty-five (55) and completed ten (10) years of Benefit Service, his right to Supplemental Benefits shall thereafter be vested, but no Supplemental Benefits shall be payable hereunder to or in respect to him until the Benefit Commencement Date.

The Chief Executive Officer of the Corporation shall have the authority to vest any Participant's Supplemental Benefits with the approval of the Organization, Compensation and Nomination Committee.

SECTION 2.6 - FORM OF DISTRIBUTION
----------------------------------

The Supplemental Retirement Benefit payable to an eligible Participant shall generally be paid in a lump sum, which shall be the Actuarial Equivalent of the Single Life Annuity amount calculated in accordance with Section 2.3 or Section 2.4, whichever is applicable.

The Participant may request to have his Supplemental Retirement Benefit paid as a monthly annuity. The available payment forms shall consist of a Single Life Annuity, a 60-month or 120-month Certain Annuity, a 50%, 66-2/3%, or 100% Joint and Survivor Annuity or a 3% or 5% increasing annuity option, all as described in the Basic Retirement Plan. The form of payment requested by the Participant shall be equal to the Actuarial Equivalent of the Single Life Annuity amount calculated in accordance with Section 2.3 or Section 2.4, whichever is applicable. Such request shall be effective only if the request is received by the Plan Administrator at least six (6) months prior to the Participant's effective date of retirement.

SECTION 2.7 - COMMENCEMENT OF BENEFIT
-------------------------------------

Payment of the Supplemental Retirement Benefit to a Participant shall commence on the Benefit Commencement Date. In the event the Supplemental Retirement Benefit is payable in the form of a monthly annuity pursuant to a request under
Section 2.6, payments made to a Participant and, if applicable, to any Beneficiary shall cease at the time provided for the payment form in effect, as described in the Basic Retirement Plan.

                                  ARTICLE III

                     SUPPLEMENTAL SURVIVING SPOUSE BENEFIT


SECTION 3.1 - ELIGIBILITY FOR SUPPLEMENTAL SURVIVING SPOUSE BENEFIT
-------------------------------------------------------------------

A Supplemental Surviving Spouse Benefit will be pa id to the Surviving Spouse under the terms of Article, if:

     (a) the Participant has attained the age of fifty-five (55) while actively employed with the Corporation;
     (b)  the Participant has at ten (10) years of Benefit Service; and
     (c)  the Participant dies while actively employed by the Corporation.

SECTION 3.2 - DETERMINATION OF THE BENEFIT
------------------------------------------

The Supplemental Surviving Spouse Benefit, expressed as an Actuarial Equivalent Single Life Annuity payable monthly for the Surviving Spouse's lifetime and commencing at the Participant's Normal Retirement Date, shall be equal to fifty percent (50%) of the Supplemental Retirement Benefit earned by the Participant as of his date of death, determined under Section 2.3 or Section 2.4 as applicable.

SECTION 3.3 - FORM AND COMMENCEMENT OF BENEFIT
----------------------------------------------

The Supplemental Surviving Spouse Benefit shall be paid to the Surviving Spouse as soon as practical following the Participant's death and in the form of distribution requested by the Participant under Section 2.6. If no effective form of distribution request has been made by the Participant, the Supplemental Surviving Spouse Benefit shall be payable to the Surviving Spouse as soon as practical in the form of a lump sum. The amount of any Supplemental Surviving Spouse Benefit shall be the Actuarial Equivalent of the benefit determined under
Section 3.2 above and shall be reduced in accordance with the factors set forth in Section 2.4 hereof in the event the Participant had not satisfied the requirements of Section 2.1(a) or Section 2.1(b) hereof upon his date of death.

SECTION 3.4 - RIGHTS TO BENEFITS
--------------------------------

Nothing contained in this Supplemental Plan is intended to give or shall give any spouse or former spouse of a Participant or any other person any right to benefits under this Supplemental Plan by virtue of Code Sections 401(a)(11) and 417 (relating to qualified pre-retirement survivor annuities and qualified joint and survivor annuities) or Code Sections 401(a)(13)(B) and 414(p) (relating to qualified domestic relations orders) as amended.

                                  ARTICLE IV

                                ADMINISTRATION


SECTION 4.1 - ADMINISTRATIVE POWERS AND DUTIES
----------------------------------------------

BANK ONE CORPORATION shall be responsible for the general operation and administration of the Supplemental Plan and for carrying out the provisions thereof. The Board may, in its discretion, appoint in writing, an employer, employees, or an administrative committee to administer some or all of the provisions of this Plan and/or to be the formal Plan Administrator. The decision of the Plan Administrator with respect to any questions arising as to the administration or interpretation of this Supplemental Plan, including the discontinuance of any or all of the provisions thereof, shall be final, conclusive, and binding. If the Supplemental Plan is administered by a committee, such committee may act by a majority of its members by a vote at a meeting or in writing without a meeting signed by all the members of the committee.

All provisions set forth in the Basic Retirement Plan with respect to the administrative powers and duties of BANK ONE CORPORATION, the Plan Administrator and the Appeals Committee shall be vested in such respective bodies for purposes of the Supplemental Plan. In addition, the procedures for filing claims under the Basic Retirement Plan shall also be applicable with respect to the Supplemental Plan. The Corporation shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by the Corporation with respect to the Supplemental Plan.

 SECTION 4.2 - RECORDS
 ---------------------

The Plan Administrator shall keep such records of such information, necessary or desirable to effectuate the purpose of the Supplemental Plan including without in any manner limiting the generality of the foregoing, records and information with respect to dates of employment and termination and determinations made hereunder. To the extent that the Plan Administrator shall prescribe forms for use by the Participants and their Surviving Spouses in communication with the Plan Administrator, and shall establish periods during which communications must be received, the Plan Administrator shall be protected in disregarding any notice or communication for which a form shall have been so prescribed and shall not be made in such form and any notice or communication for the receipt of which a period shall so have been established and which shall not be received during such period. The Corporation, the Plan Administrator and the Appeals Committee shall, respectively, also be protected in acting upon any notice or other communication purporting to be signed by any person and reasonably believed to be genuine and accurate, including the Participant's current mailing address as provided in the Corporation's records.

SECTION 4.3 - DETERMINATIONS
----------------------------

All determinations hereunder made by the Plan Administrator or the Appeals Committee shall be made in the sole and absolute discretion of the Plan Administrator or the Appeals Committee, as the case may be.

In the event that any disputed matter shall arise hereunder, including, without in any manner limiting the generality of the foregoing, any matter relating to the eligibility of any person to participate under the Supplemental Plan, the participation of any person under the Supplemental Plan, the amounts payable to any person under the Supplemental Plan and the applicability and the interpretation of the provisions of the Supplemental Plan, the decision of the Plan Administrator upon such matter shall be binding and conclusive upon all persons, including, without in any manner limiting the generality of the foregoing, the Corporation, the Participants and their Surviving Spouses and upon the respective successors, assigns, executors, administrators, heirs, next-of-kin and distributees of all the foregoing.

SECTION 4.4 - CLAIMS PROCEDURE
------------------------------

The Plan Administrator shall have discretion regarding benefit determinations. If required by the Plan Administrator, any person entitled to benefits hereunder must file a claim with the Plan Administrator upon forms furnished by the Plan Administrator. Notwithstanding any other provision of the Plan, payment of benefits need not be made until receipt of the claim and the expiration of the time periods specified in the Section 4.4 for rendering a decision on the claim. In the event a claim is denied, benefits need not be made or commence until a final decision is reached by the Appeals Committee subject to the provisions of
Section 4.5.

The Plan Administrator shall notify the claimant of its decision within ninety
(90) days after receipt of the claim. However, if special circumstances require, the Plan Administrator may defer action on a claim for benefits for an additional period not to exceed ninety (90) days, and in that case it shall notify the claimant of the special circumstances involved and time by which it expects to render a decision.

If the Plan Administrator determines that any benefits claimed should be denied, it shall give notice to the claimant setting the specific reason or reasons for the denial is based. The Plan Administrator shall also describe any additional information necessary for the claimant to perfect the claim, why such information is necessary and shall describe the steps to be taken if the claimant wishes to appeal the denial.

SECTION 4.5 - APPEAL AND REVIEW PROCEDURE
-----------------------------------------

If a claim has been denied by the Plan Administrator, the claimant shall have sixty (60) days after receipt of the denial in which to file a notice of appeal with the Appeals Committee. A final determination by the Appeals Committee shall be rendered within sixty (60) days after receipt of the claimant's notice of appeal. Under special circumstances such determination may be delayed for an additional period not to exceed sixty (60) days, in which case the claimant shall be notified of the delay prior to the close of the initial sixty (60) day period. The Appeals Committee's final decision shall set forth the reasons and the references to the Plan provisions on which the decision is based.

SECTION 4.6 - FACILITY OF PAYMENT
---------------------------------

Whenever a person entitled under the Supplemental Plan to receive any payment of a benefit is under a legal disability or incapacity or is in any way unable to manage his financial affairs, the Plan Administrator may, in its discretion, direct payments on behalf of such person to be made to the incapacitated person's legal representative, custodian, relative, or other such individual(s) as is (are) known by the Plan Administrator to be assisting such person. Such decision by the Plan Administrator shall be made after consultation with that person, if any, which may include legal counsel and/or medical personnel, whom the Plan Administrator in his sole discretion determines are necessary in order to make such decision. Any payment of benefit or installment thereof in accordance with the provisions of this Section 4.6 shall be a complete discharge of any liability relating to the making of or entitlement to such payment under the provisions of the Supplemental Plan.

SECTION 4.7 - ACCELERATION OF BENEFITS PAYMENT
----------------------------------------------

The Corporation hereby reserves the right to accelerate the payment of Supplemental Retirement Benefits or Supplemental Surviving Spouse Benefits without the consent of the Participant or the Participant's Surviving Spouse, estate or any other person or persons claiming through or under the Participant. In making such determination, due consideration may be given to the health, financial circumstances and family obligations of the Participant or Surviving Spouse. In this regard, the Participant may be consulted; provided, however, the Participant shall have no voice in the decision reached or any right to an accelerated payment. The Corporation's determination shall be final and conclusive upon the Participant and the Surviving Spouse.

SECTION 4.8 - ACTION BY THE CORPORATION
---------------------------------------

Any action by the Corporation under this Supplemental Plan may be by resolution of the Board, or by any person or persons, duly authorized by resolution of the Board to take such action.

SECTION 4.9 - EXEMPTION FROM LIABILITY/INDEMNIFICATION
------------------------------------------------------

The members of the Appeals Committee and the persons acting on behalf of the Corporation and Plan Administrator hereunder, shall be free from all liability, joint or several, for their acts, omissions, and conduct, and for the acts, omissions and conduct of their appointed agents, in administration of the Supplemental Plan, except for those acts or omissions and conduct resulting from willful misconduct or lack of good faith.

The Corporation shall indemnify each member of the Appeals Committee, the persons acting on behalf of the Plan Administrator and any other employee, officer or director of the Corporation against any claims, loss, damage, expense and liability, by insurance or otherwise, reasonably incurred by the individual in connection with any action or failure to act by reason of membership on the Appeals Committee or performance of an authorized duty or responsibility for or on behalf of the Corporation or Plan Administrator pursuant to the Supplemental Plan unless the same is judicially determined to be the result of the individual's gross negligence or willful misconduct. Such indemnification by the Corporation shall be made only to the extent such expense or liability is not payable to or on behalf of such person under any liability insurance coverage. The foregoing right to indemnification shall be in addition to any other rights to which any such person may be entitled as a matter of law.

Section 4.10 - Non-assignability
--------------------------------

No right or benefit under the Supplemental Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, assign, sell, pledge, encumber or charge the same shall be void.

The Supplemental Plan shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagement or torts of any person entitled to benefits hereunder.

In the event that any Participant's benefits are garnished or attached by order of any court, the Corporation may elect to bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Supplemental Plan. During the pendency of said action, any benefits that become payable may be paid into the court as they become payable, to be distributed by the court to the recipient as it deems proper at the close of said action.

                                   ARTICLE V

                           AMENDMENT OR TERMINATION


SECTION 5.1 - AMENDMENT AND TERMINATION
---------------------------------------

BANK ONE CORPORATION reserves the right in its sole discretion to amend or terminate this Supplemental Plan at any time. In the event of a termination, BANK ONE CORPORATION in its sole discretion may accelerate payment of Supplemental Retirement Benefits pursuant to Section 4.7 to those Participants participating in the Supplemental Plan on the date of such termination, to the extent such Supplemental Retirement Benefits would be otherwise payable as defined in Article II, determined on the basis that each Participant's presumed date of termination of employment with the Corporation was the date the Supplemental Plan was terminated. However, no amendment or termination shall affect any Supplemental Retirement Benefit then being paid to Participants or Surviving Spouses under this Supplemental Plan, as determined prior to such effective date of the amendment or termination.

SECTION 5.2 - CHANGE OF CONTROL
-------------------------------

The Plan shall not be automatically terminated upon Change of Control or by a transfer or sale of assets of the Corporation or by the merger or consolidation of the Corporation into or with any other Corporation or other entity when the Corporation is not the surviving or continuing Corporation, but the Supplemental Plan shall be continued after such sale, merger or consolidation only if, and to the extent, that the transferee, purchaser, or successor entity shall be obligated to pay Supplemental Retirement Benefits to those Participants participating in the Supplemental Plan and those Surviving Spouses entitled to Supplemental Surviving Spouse Benefits on the date of such termination, to the extent such Plan benefits would be otherwise payable as defined in Articles II and III, determined, for a Participant, on the basis that each Participant's presumed date of termination of employment with the Corporation was the date the Supplemental Plan was terminated.

                                  ARTICLE VI

                              GENERAL PROVISIONS


SECTION 6.1 - RIGHTS TO BENEFITS
--------------------------------

No Participant or Surviving Spouse shall have any right to a benefit under the Supplemental Plan except in accordance with the terms of the Supplemental Plan. No Participant, Surviving Spouse or any other person shall have any interest in any particular assets of the Corporation by reason of the right to receive a benefit under the Supplemental Plan and any such Participant, Surviving Spouse or other person shall have only the rights of a general unsecured creditor of the Corporation with respect to any rights under the Supplemental Plan. Nothing contained in the Supplemental Plan shall constitute a guaranty by the Corporation or any other entity or person that the assets of the Corporation will be sufficient to pay any benefit hereunder.

SECTION 6.2 - OFFSETS TO BENEFITS
---------------------------------

Notwithstanding any provisions of this Supplemental Plan to the contrary, the Corporation may at the time of distribution, in its sole and absolute discretion, enforce the right of offset against any amounts paid to a Participant under the Supplemental Plan against any debt of the Participant which has been reduced to judgment in favor of BANK ONE CORPORATION or any of its Related Corporations.

SECTION 6.3 - FORFEITURE OF BENEFITS
------------------------------------

Notwithstanding any provisions of this Supplemental Plan to the contrary, benefits under the Supplemental Plan shall be forfeited upon:

     (a)  termination of employment prior to attaining the age of 55, having ten
          (10) years of Benefit Service; and vesting under the Basic Retirement Plan; or
     (b)  death of a Participant who is not survived by a Surviving Spouse; or
     (c)  the existence of any circumstances described in Section 6.4 below; or
     (d)  the benefit being unclaimed pursuant to Section 6.7 below.

The Chairman of the Corporation shall have the authority disregard the provisions of the previous paragraph and vest any Participant's Supplemental Benefits with the approval of the Organization, Compensation and Nomination Committee.

SECTION 6.4 - FORFEITURE FOR CAUSE
----------------------------------

Notwithstanding any provision of this Supplemental Plan to the contrary, the payment of any Supplemental Retirement Benefit or Supplemental Surviving Spouse Benefit is contingent upon the non-existence of the circumstances described in this Section 6.4. Any interest earned and/or held under this Supplemental Plan for the benefit of any Participant who is described in this Section 6.4, or for the benefit of a Surviving Spouse of any Participant who is described in the
Section 6.4, shall be forfeited and no longer payable to such Participant or to any person claiming by or through such Participant.

The forfeiture provisions of this Section 6.4 shall apply in the event the Plan Administrator finds:

     (a) that a Participant who has an interest under this Supplemental Plan has been discharged from employment by the Corporation for theft, embezzlement, obtaining funds or property under false pretenses or commission of a felony, misdemeanor or any act evidencing the Participant's fraud or dishonesty (including, but not limited to, an act involving fraud or dishonesty towards the Corporation); or

     (b) that a Participant who has an interest under this Supplemental Plan has been convicted of a felony or misdemeanor involving fraud or dishonesty on the part of the Participant towards the Corporation.

The provisions of this Section 6.4 shall not be construed to limit the ability of the Corporation to obtain equitable relief and/or remedies at law to reflect the business injuries caused or occasioned by one or more of the activities described above.

SECTION 6.5 - LIMITATIONS ON LIABILITY
--------------------------------------

Notwithstanding any of the preceding provisions of the Supplemental Plan, neither the Corporation nor any individual acting as an employee or agent of the Corporation shall be liable to any Participant, former Participant, Surviving Spouse or any other person for any claim, loss, liability or expense incurred in connection with this Supplemental Plan.

SECTION 6.6 - UNCLAIMED BENEFIT
-------------------------------

Each Participant and Surviving Spouse shall keep the Corporation informed of his current address. The Corporation shall not obligated to search for the whereabouts of any person. If the location of a Participant is not made known to the Corporation within three (3) years from the date on which payment of the Participant's Supplemental Retirement Benefit may be made, payment may be made as though the Participant had died at the end of the three-year period. If, within one additional year after such three-year period has elapsed, or, within three years after the actual death of a Participant, the Corporation unable to locate any Surviving Spouse of the Participant then the Corporation shall have no further obligation to pay any benefit hereunder to such Participant or Surviving Spouse or any other person and such benefit shall be irrevocably forfeited.

SECTION 6.7 - ERISA STATUS
--------------------------

This Supplemental Plan shall constitute a plan which is unfunded and which is maintained solely for the purpose of providing benefits to a select group of Employees within the meaning of Section 202, 301 and 401 of ERISA and the ERISA reporting and disclosure regulations.

SECTION 6.8 - CONSTRUCTION
--------------------------

In the construction of the Supplemental Plan, the masculine shall include the feminine and the singular the plural in all cases unless qualified by the context. Any headings used herein are included for ease reference only are not to be construed so as to alter the terms hereof.

SECTION 6.9 - CONTROLLING LAW
-----------------------------

The laws of the State of Ohio shall be controlling in all matters relating to the Supplemental Plan and shall be the controlling state law in all matters relating to the Supplemental Plan and shall apply to the extent that they are not preempted by the laws of the United States of America.

SECTION 6.10 - EFFECT OF INVALIDITY OF PROVISION
------------------------------------------------

If any provision of this Supplemental Plan is held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any other provisions hereof, and this Supplemental Plan shall be construed and enforced as if such provision had not been included herein.

SECTION 6.11 - CONTINUED EMPLOYMENT
-----------------------------------

Nothing contained in this Supplemental Plan shall be construed as a contract of employment between the Corporation and any Participant, or as a right of any Participant to be continued in employment of the Corporation or as a limitation on the right of the Corporation to discharge or discipline any of its employees, with or without cause.

SECTION 6.12 - STATUS OF SUPPLEMENTAL PLAN
------------------------------------------

Nothing contained herein shall be construed as providing for assets to be held in trust or escrow or any other form of asset segregation for the Participant or for any other person or persons to whom benefits are to be paid pursuant to the terms of this Supplemental Plan, the Participant's only interest hereunder being a promise by the Corporation to pay benefits determined hereunder which are accrued by the Participant while he is employed by the Corporation . To the extent the Participant or any other person acquires a vested right to receive benefits under this Supplemental Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation.

SECTION 6.13 - PAYMENTS AND EXPENSES
------------------------------------

Supplemental Retirement Benefits and Supplemental Surviving Spouse Benefits ("Benefits") shall be payable by the Corporation from its general assets. The cost of the Benefits shall be incurred by the Corporation and each Related Corporation who has employees participating in this Supplemental Plan. Each such Related Corporation will be regularly assessed and obligated to remit to the Corporation the actuarially determined amount for the Benefits. The Corporation shall maintain appropriate accountings and records for this Supplemental Plan. The expenses of administering this Supplemental Plan shall be borne by the Corporation.

     IN WITNESS WHEREOF, this Supplemental Plan shall be effective as of January 1, 1998 and has been executed on behalf of the Corporation by its duly appointed officer as of this 8th day of March, 1999.



                                   BANK ONE CORPORATION

                                   By:  /s/
                                      ---------------------

                                   Title: Director, Performance, Rewards
                                          and Benefits

Attest: /s/ Othello Williams
        -------------------------------